UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2022

Generation Bio Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39319	81-4301284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2022, the Board of Directors of Generation Bio Co., or the Company, appointed Phillip Samayoa, Ph.D., as Chief Strategy Officer of the Company, effective as of September 16, 2022.

Prior to being appointed as the Company’s Chief Strategy Officer, Dr. Samayoa, age 35, served as the Company’s Senior Vice President, Head of Corporate Development, from April 2021 to September 2022, its Vice President, Strategy and Portfolio Development from December 2018 to April 2021 and its Senior Director, Strategy and Portfolio Development from December 2017 to December 2018. Before joining the Company, Dr. Samayoa served as a Principal at Atlas Ventures. He received dual bachelor of science degrees in biological engineering and physics from the Massachusetts Institute of Technology and his Ph.D. in bioinformatics and systems biology from the University of California, San Diego.

In connection with his appointment as Chief Strategy Officer, Dr. Samayoa’s annual base salary was increased to $390,000 and his annual target bonus is 40% of his annual base salary, prorated for 2022. The Company has also granted Dr. Samayoa an option to purchase 110,000 shares of the Company’s common stock under the Company’s 2020 Stock Incentive Plan. The option has an exercise price equal to $5.53 per share, the closing price of the Company’s common stock on the Nasdaq Global Select Market on September 16, 2022, and a term of 10 years. The option will vest as to 25% of the shares underlying the option on September 16, 2023 and as to an additional 6.25% of the underlying shares quarterly thereafter until September 16, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION BIO CO.

Date: September 20, 2022	By:	/s/ Geoff McDonough
Name: Geoff McDonough, M.D.
Title: President and Chief Executive Officer